Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Convergence Core Plus Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 27, 2017 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated March 29, 2016

This supplement amends the Summary Prospectus, Prospectus and SAI for the Convergence Core Plus Fund dated March 29, 2016.

Closing of Investment Class Shares (Trading Symbol: MARVX)

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Convergence Investment Partners, LLC (the “Adviser”), the investment adviser to the Convergence Core Plus Fund (the “Fund”), has approved closing the Investment Class shares of the Fund to all new purchases.  Effective as of February 27, 2017, Investment Class shares will no longer be available for purchase.  The decision and timing for any future opening or closing of the Investment Class shares of the Fund will be at the discretion of the Adviser, subject to the approval of the Board.

Additionally, on March 27, 2017 (the “Conversion Date”), the Fund will convert its existing Investment Class shares into Institutional Class shares of the Fund, which are not subject to a Rule 12b-1 fee.  Prior to the Conversion Date, shareholders of Investment Class shares may redeem those shares as described in the Fund’s Prospectus.

Investment Class shares not redeemed prior to the Conversion Date will be converted on the Conversion Date.  Each shareholder owning Investment Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investment Class shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares.  Institutional Class shares of the Fund are subject to a $100,000 minimum initial investment amount; however, following the conversion, former Investment Class shareholders that do not meet the minimum investment amount may make additional purchases of Institutional Class shares subject to the subsequent investment minimum as set forth in the Fund’s Prospectus.  Please see the Fund’s Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Investment Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Investment Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Investment Class shares.  Please note, however, that a redemption of Investment Class shares will be a taxable event and an Investment Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Investment Class shares that are relevant to their specific situation.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.